UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2240

Stratton Monthly Dividend REIT Shares, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Monthly Dividend REIT Shares, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2003

DEAR FELLOW SHAREHOLDER:

THE ECONOMY

We believe that the economists are forecasting GDP growth for 2004 too conservatively. We project GDP growth in the 4-8% range in 2004; perhaps with the strongest growth in the first half of the year. The economy is benefitting from a perfect combination of three favorable stimuli producing a strong wind at its back. They are federal fiscal spending, federal tax cuts, and a very expansive monetary policy. All of these economic stimuli have offset the ultra cautious post-bubble collapse mentality that has permeated the corporate sector. We are witnessing a unified worldwide economic rebound. The economies that are doing best are those of China and India (last quarter India’s growth was 8.4%) followed by others in the Pacific Rim. Between the economies of Asia and the United States, you have the engines for worldwide economic growth.

FEDERAL RESERVE POLICY

The Fed has been on hold with interest rates at very low levels for the past twelve months. Indications are that they will continue that policy through most of 2004. We believe that if the economy shows the high levels of strength which we expect in the first half, the Fed may tighten as early as June to take away some of the excessive monetary stimulus it created. Because this is an election year, we think the Fed will not act within a 90-day window before the election. The dollar weakness compared to the yen and the euro is a source of concern to global monetary authorities. The dollar is down 18% from its recent high valuations against these currencies. A decline of this magnitude took place in the late ‘80s and the Fed acted by raising interest rates when the decline reached the 22% level. This is about $1.35 on the euro. This is a second important factor that would force interest rates up.

INVESTMENT POLICY

The year 2003 was an excellent one for equity investors. The total return of the S&P 500 was 28.6% and the return of the Dow Industrials was 28.4%. The NASDAQ, which had fallen the most, rebounded the most, returning 50.0%. Leading sectors were technology, consumer discretionary and materials. Laggard sectors were telecom, consumer staples, and healthcare. All of this positive performance occurred in ten months from the market lows established on March 11, 2003 just prior to the Iraq War. The markets substantially outperformed the expectations of market strategists and economists alike. We believe that the move in stock prices in 2003 was paralleling the sharp improvement in earnings and rising 2004 earnings expectations. Therefore, we think it reflects the improving economy, not a rising valuation of earnings.

We think that managements, analysts and economists are underestimating GDP growth and they are also underestimating the positive leverage on profits that sharply tightened cost controls have produced. We think this means that the stock market in general will do reasonably well. Certainly through the first half of this year, the stock market should not face the specter of interest rate hikes. We favor business cycle sensitive industries such as capital goods, industrial materials, and business services. We think that merger activity will intensify in 2004 particularly benefitting the small and mid-capitalization companies, which are the most likely targets.

Sincerely yours,

James W. Stratton

Chairman

January 29, 2004

Past performance is no guarantee of future results. Share prices will fluctuate and you may have a gain or loss when you redeem shares. The Funds are compared to several unmanaged indices. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund

The year 2003 was the best year for performance of the Stratton Growth Fund in our thirty-two year history showing a total return of +42.19%. This followed 2002, which we described as a terrible year for investors and in which we had our second poorest annual return. Both years’ performance numbers illustrate why you should take a long-term view toward investing in common stocks. Any short-term period produces volatility around the long-term number. Over thirty years, the chart below shows the average annual total return has been +12.76%.

During the fourth quarter of 2003, we determined that business spending was finally beginning to accelerate both on capital improvements and on rebuilding inventories. We restructured our portfolio significantly in one sector, Capital Goods, increasing our representation from 3.3% on September 30th, to 11.4% by year-end. We did that by adding Deere & Co., SPX Corp., and Xerox Corp. to our portfolio. In addition, we added AMETEK, Inc. to our Technology holdings. All of these companies should benefit significantly from a pickup in business spending. To provide the funds for these new purchases, we reduced our weighting in the Health Care industry from 13.9% to 9.5% by eliminating Baxter International, Inc. and Becton, Dickinson and Co.

The one other change that took place during the quarter was the sale of FleetBoston Financial Corp., which is being acquired by Bank of America Corp. After the merger announcement was made public, Fleet stock rose sharply. We realized our profits and reinvested the proceeds into Charter One Financial, Inc., a regional bank stock, which possesses a low price earnings multiple. This maintained our industry exposure to Banking. Our portfolio turnover this year was 38.22%, which falls roughly in the 35-50% range that we maintained over many years.

Portfolio holdings are as of 12/31/03, they are subject to change at any time.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Growth Fund

	December 31, 2003	September 30, 2003

Total Net Assets	$56,748,554	$42,347,228

Net Asset Value Per Share	$34.69	$29.56

Shares Outstanding	1,635,991	1,432,456

Portfolio Changes For the Quarter Ended December 31, 2003

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

AMETEK, Inc. (2.1%)	Baxter International, Inc.
Charter One Financial, Inc. (1.8%)	Becton, Dickinson and Co.
Deere & Co. (2.3%)	FleetBoston Financial Corp.
SPX Corp. (2.6%)
Xerox Corp. (2.4%)

Top Five Industry Categories December 31, 2003

Banking/Financial	12.3%
Distribution	11.5%
Capital Goods	11.4%
Energy	9.7%
Health Care	9.5%

Ten Largest Holdings December 31, 2003

	Market Value	Percent of TNA

IKON Office Solutions, Inc.	$4,921,900	8.7%

Commerce Bancorp, Inc. (NJ)	2,107,200	3.7

PacifiCare Health Systems, Inc.	2,028,000	3.6

Countrywide Financial Corp.	2,022,616	3.6

D.R. Horton, Inc.	1,946,700	3.4

Penn Virginia Corp.	1,669,500	2.9

Centex Corp.	1,614,750	2.8

The Pep Boys - Manny, Moe & Jack	1,600,900	2.8

SPX Corp.	1,470,250	2.6

Whirlpool Corp.	1,453,000	2.6

	$20,834,816	36.7%

Portfolio Holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares

The SMDS Portfolio had an outstanding year in 2003, with a total return of +32.38%. This was the second best year in terms of total return performance. The portfolio underperformed the Morgan Stanley REIT Index return of +36.74% and the +37.13% return of the NAREIT Equity Index. However, the portfolio outperformed its benchmarks for the three-year period ended December 31, 2003 with an average annual return of +20.12% versus a return of +16.94% for the Morgan Stanley Index and +17.50% for the NAREIT Index.

The Fund’s slight underperformance in 2003, relative to its benchmarks, can be attributed to our overweighted position in the Office sector and our underweighted position in the Retail sector. As mentioned in previous reports, we felt that the retail REIT stocks, though great performers during the year, had become overvalued as investors continued to move money into the REIT sector. Furthermore, because of the dramatic price rise in a number of the retail stocks, the dividend yields in the group were not as attractive for inclusion in an income-oriented portfolio.

The Office REITs have struggled with rising vacancies and continued downward pressure on earnings as leases expired and rental rates fell to current market rents. However, our belief is that if the companies’ dividends are stable, the long-term outlook for the Office sector remains solid. As the U.S. economy continues to improve, job creation will ultimately follow and vacancy rates should improve.

We have begun to build our weighting in the Apartment sector as earnings appear to be stabilizing and the prospects for an improvement in the group have increased since early 2003. During the quarter, we added to Apartment Investment & Management Co. after the company announced a dividend reduction. Given the poor dividend coverage prior to the announcement we felt that management made a tough but correct decision to ultimately improve the flexibility of the company.

As we look forward to 2004, we are still positive on the long-term characteristics of the REIT market, but we are also well aware of the unprecedented performance of the REITs relative to the broad markets over the last several years. Our experience has demonstrated to us the importance of REIT stocks in an investor’s portfolio to boost income and to reduce overall volatility over a complete market cycle.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Unmanaged indices are not available for direct investment.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	December 31, 2003	September 30, 2003

Total Net Assets	$204,833,245	$177,988,962

Net Asset Value Per Share	$32.86	$30.59

Shares Outstanding	6,233,175	5,818,450

Portfolio Changes For the Quarter Ended December 31, 2003

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

Archstone-Smith Trust (0.5%)	Cornerstone Realty Income Trust, Inc.
HRPT Properties Trust

Top Five Industry Categories December 31, 2003

Office	23.8%
Health Care	15.9%
Apartments	15.7%
Regional Malls	11.0%
Industrial	8.0%

Ten Largest Holdings December 31, 2003

	Market Value	Percent of TNA

First Industrial Realty Trust, Inc.	$6,547,500	3.2%

New Plan Excel Realty Trust	6,537,550	3.2

Liberty Property Trust	6,500,190	3.2

Health Care REIT, Inc.	6,480,000	3.2

Arden Realty, Inc.	6,371,400	3.1

Equity Office Properties Trust	6,303,000	3.1

Gables Residential Trust	6,253,200	3.0

Nationwide Health Properties, Inc.	6,060,500	3.0

Hospitality Properties Trust	5,985,600	2.9

Heritage Property Investment Trust	5,974,500	2.9

	$63,013,440	30.8%

Portfolio Holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund

Stratton Small-Cap Value Fund posted its highest ever calendar year return in 2003, gaining +49.6%. This return compared favorably to both the Russell 2000 Index return of +47.3% and the Russell 2000 Value Index return of +46.0%.

Although 2003 did not get off to a very promising start, with most indices showing negative returns through the first quarter, signs of an economic recovery sparked soaring equity returns starting in the second quarter. Following a third quarter in which stocks took a breather from their frenzied pace, the fourth quarter picked up where the second quarter left off, and Stratton Small-Cap Value Fund posted a fourth quarter return of +19.2% compared to +14.5% for the Russell 2000 and +16.4% for the Russell 2000 Value.

The Fund’s holdings were repositioned throughout 2003 in order to take advantage of the recovering economy. New holdings were added to increase the portfolio’s sensitivity to the economic cycle while some stocks without such sensitivity were reduced or eliminated. We continue to believe that these economically sensitive areas of the market will continue to outperform going into 2004.

The Fund’s 2003 performance was positively affected by our overweighting in the Homebuilding industry which benefited from low interest rates, consolidation, and a favorable supply / demand environment. Other areas of strength for the Fund in 2003 were the Materials and Processing and Health Care sectors.

The largest sector weighting in the Fund continues to be in the Homebuilding sector followed closely by the Consumer Discretionary and Health Care sectors.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	December 31, 2003	September 30, 2003

Total Net Assets	$62,184,300	$51,532,238

Net Asset Value Per Share	$32.96	$28.73

Shares Outstanding	1,886,667	1,793,609

Portfolio Changes For the Quarter Ended December 31, 2003

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings

Hercules Inc. (1.7%)	Harleysville Group Inc.
JLG Industries, Inc. (2.2%)	Hollywood Entertainment Corp.
Terex Corp. (2.1%)

Top Five Industry Categories December 31, 2003

Homebuilding	15.2%
Consumer Discretionary	14.1%
Health Care	12.6%
Energy	12.4%
Technology	9.5%

Ten Largest Holdings December 31, 2003

	Market Value	Percent of TNA

IKON Office Solutions, Inc.	$3,558,000	5.7%

Hovnanian Enterprises, Inc. Class A	3,395,340	5.4

D.R. Horton, Inc.	2,595,600	4.2

Harman International Industries, Inc.	2,219,400	3.6

PacifiCare Health Systems, Inc.	2,028,000	3.3

Moog Inc. Class A	1,852,500	3.0

Pogo Producing Co.	1,835,400	2.9

Yellow Roadway Corp.	1,808,500	2.9

Penn Virginia Corp.	1,791,930	2.9

M.D.C. Holdings, Inc.	1,685,772	2.7

	$22,770,442	36.6%

Portfolio Holdings are subject to change and may not represent current compositions of the portfolio.

STRATTON GROWTH FUND

Discussion of Investment Process and Performance

Stratton Growth Fund seeks, as its primary objective, possible growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and higher yields can produce above-average returns while lowering risk and preserving capital.

The chart below depicts a hypothetical $10,000 investment in SGF and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the SGF portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index. The Fund is categorized as a “multi-cap value” Fund within industry standards. In order to provide a more direct comparison, we have also included the S&P/BARRA Value Index. The member firms of this index are more comparable to current and historical holdings of the SGF portfolio. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 200 companies by selecting stocks with a market capitalization of over $500 million with attractive valuation characteristics and strong earnings prospects. The next step in the process involves fundamental analysis of important parameters such as dividends, free cash flow, relative industry competitive position, and management strengths. In this manner, SGF’s buy candidate list is reduced to less than 40 stocks. These stocks are then available for addition to the Fund. The final selection of stocks for the portfolio of SGF is made by James W. Stratton, who has served as portfolio manager for over 30 years. In his absence John A. Affleck, CFA, President, serves as back-up manager.

The primary investment characteristics of the portfolio are as follows: approximately 40 to 45 companies will be held; volatility as measured by the Beta of the stocks should be below average; the average portfolio price/earnings ratio should be substantially less than that of the S&P 500 Index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON GROWTH FUND, THE S&P 500* AND THE S&P/BARRA VALUE**

TEN YEAR PERFORMANCE (12/31/93 - 12/31/03)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The S&P/BARRA Value Index is an unmanaged, capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios.

STRATTON MONTHLY DIVIDEND REIT SHARES

Discussion of Investment Process and Performance

Under normal conditions, Stratton Monthly Dividend REIT Shares invests at least 80% of its total assets in common stocks and other equity securities of Real Estate Investment Trusts (“REITs”). The remaining 20% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes 146 REITs. Therefore, in order to provide a more direct comparison, the NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS’ investment objective, with growth of capital as a secondary goal.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. The second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains an average of 40 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James W. Stratton, Chairman, and James A. Beers, President.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and above average performance in down markets.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MONTHLY DIVIDEND REIT SHARES,

THE S&P 500* AND THE NAREIT EQUITY INDEX**

TEN YEAR PERFORMANCE (12/31/93 - 12/31/03) ***

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The NAREIT Equity Index is an unmanaged index of 150 real estate investment trusts.
***	Prior to December 1996, SMDS was heavily invested in electric utility stocks and utilized the Dow Jones Utility Average Index as the Fund’s benchmark.

STRATTON SMALL-CAP VALUE FUND

Discussion of Investment Process and Performance

Stratton Small-Cap Value Fund seeks to achieve capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its assets in common stock and securities convertible into common stock of small-cap companies. Small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that Stratton Management Co. believes are undervalued. Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios.

Stratton Management Co. employs a three-step process that focuses on a stock’s fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Stratton Management Co. believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. The portfolio contains approximately 50 companies that meet these criteria. The final decision to buy or sell stocks for the portfolio of SSCV is made by James W. Stratton, Chairman and Gerald M. Van Horn, CFA, President.

Securities in the portfolio that Stratton Management Co. may sell are those stocks with either poor earnings prospects relative to their peers or stocks that have excessive valuations relative to their peers. The volatility of the portfolio, as measured by the Standard Deviation and/or Beta of the stocks, is considerably below that of the average small-cap fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL-CAP VALUE FUND AND THE RUSSELL 2000*

TEN YEAR PERFORMANCE (12/31/93 - 12/31/03)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

*	The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

SCHEDULE OF INVESTMENTS December 31, 2003

Stratton Growth Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 94.7%
Banking/Financial – 12.3%
AmSouth Bancorporation	40,000	$980,000
Capital One Financial Corp.	20,000	1,225,800
Charter One Financial, Inc.	30,000	1,036,500
Comerica, Inc.	10,000	560,600
Commerce Bancorp, Inc. (NJ)	40,000	2,107,200
PNC Financial Services Group	20,000	1,094,600

		7,004,700

Business Services – 2.3%
Omnicom Group Inc.	10,000	873,300
Pitney Bowes Inc.	10,000	406,200

		1,279,500

Capital Goods – 11.4%
Deere & Co.	20,000	1,301,000
Ingersoll-Rand Co. Class A	15,000	1,018,200
SPX Corp.†	25,000	1,470,250
Tyco International Ltd.	50,000	1,325,000
Xerox Corp.†	100,000	1,380,000

		6,494,450

Consumer Durables – 3.6%
Hooker Furniture Corp.	15,000	612,000
Whirlpool Corp.	20,000	1,453,000

		2,065,000

Consumer Services – 5.4%
American Express Co.	21,000	1,012,830
Countrywide Financial Corp.	26,666	2,022,616

		3,035,446

Consumer Staples – 1.9%
Anheuser-Busch Companies, Inc.	20,000	1,053,600

Distribution – 11.5%
IKON Office Solutions, Inc.	415,000	4,921,900
The Pep Boys – Manny, Moe & Jack	70,000	1,600,900

		6,522,800

Energy – 9.7%
Anadarko Petroleum Corp.	25,000	1,275,250
Occidental Petroleum Corp.	30,000	1,267,200
Penn Virginia Corp.	30,000	1,669,500
Valero Energy Corp.	27,800	1,288,252

		5,500,202

	Number of Shares	Market Value (Note 1)
Health Care – 9.5%
AmerisourceBergen Corp.	20,000	$1,123,000
PacifiCare Health Systems, Inc.†	30,000	2,028,000
Sunrise Senior Living, Inc.†	30,000	1,162,200
Wyeth	26,000	1,103,700

		5,416,900

Homebuilding – 8.5%
Centex Corp.	15,000	1,614,750
D. R. Horton, Inc.	45,000	1,946,700
Lennar Corp. Class A	13,000	1,248,000

		4,809,450

Industrial – 2.2%
Rockwell Automation, Inc.	35,000	1,246,000

Insurance/Services – 6.6%
The Allstate Corp.	30,000	1,290,600
American International Group, Inc.	15,000	994,200
Lincoln National Corp.	20,000	807,400
Nationwide Financial Services, Inc.	20,000	661,200

		3,753,400

Retail – 1.6%
Rite Aid Corp.†	150,000	906,000

Technology – 6.5%
AMETEK, Inc.	25,000	1,206,500
C&D Technologies, Inc.	60,000	1,150,200
Hewlett-Packard Co.	40,000	918,800
SunGard Data Systems Inc.†	15,000	415,650

		3,691,150

Utilities – 1.7%
TXU Corp.	40,000	948,800

Total Common Stocks (Cost $30,592,613)		53,727,398

	Principal Amount
SHORT-TERM NOTES – 4.9%
General Electric Capital Corp. 1.03%, due 01/06/04	$1,000,000	1,000,000
Prudential Funding LLC 0.98%, due 01/09/04	$1,800,000	1,800,000

Total Short-Term Notes (Cost $2,800,000)		2,800,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2003 (continued)

Stratton Growth Fund

Market Value (Note 1)
Total Investments – 99.6% (Cost $33,392,613*)	$56,527,398
Cash and Other Assets Less Liabilities – 0.4%	221,156

NET ASSETS – 100.00%	$56,748,554

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $33,392,613 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$23,179,259
Gross unrealized depreciation	(44,474)

Net unrealized appreciation	$23,134,785

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2003

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.2%
Apartments – 15.7%
Apartment Investment & Management Co.	145,000	$5,002,500
Archstone-Smith Trust	40,000	1,119,200
Camden Property Trust	50,000	2,215,000
Equity Residential	140,000	4,131,400
Gables Residential Trust	180,000	6,253,200
Mid-America Apartment Communities, Inc.	120,000	4,029,600
Summit Properties, Inc.	197,200	4,736,744
United Dominion Realty Trust, Inc.	240,000	4,608,000

		32,095,644

Diversified – 7.4%
Colonial Properties Trust	120,000	4,752,000
Crescent Real Estate Equities Co.	235,000	4,025,550
Lexington Corporate Properties Trust	115,000	2,321,850
U.S. Restaurant Properties, Inc.	235,000	4,004,400

		15,103,800

Health Care – 15.9%
Health Care Property Investors, Inc.	105,400	5,354,320
Health Care REIT, Inc.	180,000	6,480,000
Healthcare Realty Trust, Inc.	165,000	5,898,750
National Health Investors, Inc.	120,000	2,985,600
Nationwide Health Properties, Inc.	310,000	6,060,500
Universal Health Realty Income Trust	75,000	2,257,500
Ventas, Inc.	165,000	3,630,000

		32,666,670

Industrial – 8.0%
EastGroup Properties, Inc.	140,000	4,533,200
First Industrial Realty Trust, Inc.	194,000	6,547,500
Keystone Property Trust	240,000	5,301,600

		16,382,300

Lodging – 6.0%
Hospitality Properties Trust	145,000	5,985,600
Innkeepers USA Trust	335,000	2,803,950
Winston Hotels, Inc.	350,000	3,570,000

		12,359,550

Net Lease – 2.3%
Commercial Net Lease Realty	265,000	4,717,000

	Number of Shares	Market Value (Note 1)
Office – 23.8%
Arden Realty, Inc.	210,000	$6,371,400
Brandywine Realty Trust	202,500	5,420,925
CarrAmerica Realty Corp.	145,000	4,318,100
Equity Office Properties Trust	220,000	6,303,000
Glenborough Realty Trust Inc.	279,800	5,582,010
Highwoods Properties, Inc.	230,000	5,842,000
Liberty Property Trust	167,100	6,500,190
Mack-Cali Realty Corp.	125,000	5,202,500
Reckson Associates Realty Corp.	135,000	3,280,500

		48,820,625

Regional Malls – 11.0%
Glimcher Realty Trust	255,000	5,706,900
Pennsylvania Real Estate Investment Trust	160,000	5,808,000
The Mills Corp.	135,000	5,940,000
Simon Property Group, Inc.	107,500	4,981,550

		22,436,450

Shopping Centers – 6.1%
Heritage Property Investment Trust	210,000	5,974,500
New Plan Excel Realty Trust	265,000	6,537,550

		12,512,050

Total Common Stocks (Cost $161,250,340)		197,094,089

Total Investments – 96.2% (Cost $161,250,340*)		197,094,089
Cash and Other Assets Less Liabilities – 3.8%		7,739,156

NET ASSETS – 100.00%		$204,833,245

*	Aggregate cost for federal income tax purposes is $161,805,299 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$36,959,099
Gross unrealized depreciation	(1,670,309)

Net unrealized appreciation	$35,288,790

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2003

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 97.0%
Aerospace – 3.0%
Moog Inc. Class A†	37,500	$1,852,500

Consumer Discretionary – 14.1%
American Axle & Manufacturing Holdings, Inc.†	30,000	1,212,600
Circuit City Stores, Inc.	100,000	1,013,000
CSS Industries, Inc.	22,500	697,725
Harman International Industries, Inc.	30,000	2,219,400
Mothers Work, Inc.†	18,000	439,200
Polaris Industries, Inc.	15,000	1,328,700
Scholastic Corp.†	25,000	851,000
Take-Two Interactive Software, Inc.†	35,000	1,008,350

		8,769,975

Distribution – 5.7%
IKON Office Solutions, Inc.	300,000	3,558,000

Energy – 12.4%
Cabot Oil & Gas Corp.	50,000	1,467,500
Evergreen Resources, Inc.†	20,000	650,200
Houston Exploration Co.†	36,000	1,314,720
Newfield Exploration Co.†	15,000	668,100
Penn Virginia Corp.	32,200	1,791,930
Pogo Producing Co.	38,000	1,835,400

		7,727,850

Financial Services – 9.4%
Commerce Bancorp, Inc. (NJ)	25,000	1,317,000
Donegal Group Inc. Class B	29,633	570,435
Eaton Vance Corp.	40,000	1,465,600
Selective Insurance Group, Inc.	35,000	1,132,600
Webster Financial Corp.	20,000	917,200
WSFS Financial Corp.	10,000	448,500

		5,851,335

Health Care – 12.6%
CONMED Corp.†	50,000	1,190,000
Henry Schein, Inc.†	15,000	1,013,700
NDCHealth Corp.	35,000	896,700
PacifiCare Health Systems, Inc.†	30,000	2,028,000
Respironics, Inc.†	30,000	1,352,700
Sunrise Senior Living, Inc.†	35,000	1,355,900

		7,837,000

Homebuilding – 15.2%
Beazer Homes USA, Inc.	10,000	976,600
D.R. Horton, Inc.	60,000	2,595,600
Hovnanian Enterprises, Inc. Class A†	39,000	3,395,340

	Number of Shares	Market Value (Note 1)
Homebuilding – Continued
M/I Schottenstein Homes, Inc.	20,000	$781,000
M.D.C. Holdings, Inc.	26,136	1,685,772

		9,434,312

Materials and Processing – 3.2%
Hercules, Inc.†	85,000	1,037,000
Rock-Tenn Co. Class A	55,000	949,300

		1,986,300

Producer Durables – 5.9%
Cascade Corp.	45,000	1,003,500
JLG Industries, Inc.	90,000	1,370,700
Terex Corp.†	45,000	1,281,600

		3,655,800

Technology – 9.5%
Anixter International Inc.†	45,000	1,164,600
Bel Fuse, Inc. Class B	40,000	1,305,200
Mentor Graphics Corp.†	50,000	727,000
MICROS Systems, Inc.†	20,000	867,200
OSI Systems, Inc.†	50,000	960,500
Technitrol, Inc.†	42,000	871,080

		5,895,580

Transportation – 4.0%
Maritrans Inc.	40,500	676,755
Yellow Roadway Corp.†	50,000	1,808,500

		2,485,255

Utilities – 2.0%
Energen Corp.	30,000	1,230,900

Total Common Stocks (Cost $32,160,632)		60,284,807

Total Investments – 97.0% (Cost $32,160,632*)		60,284,807
Cash and Other Assets Less Liabilities – 3.0%		1,899,493

NET ASSETS – 100.00%		$62,184,300

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $32,160,632 and net unrealized appreciation is as follows:

Gross unrealized appreciation.	$28,145,230
Gross unrealized depreciation	(21,055)

Net unrealized appreciation	$28,124,175

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

	SGF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $33,392,613, $161,250,340, and $32,160,632, respectively) (Note 1)	$56,527,398	$197,094,089	$60,284,807
Cash	1,136,927	8,351,481	1,949,436
Dividends and interest receivable	50,404	1,317,909	3,135
Receivable for shares sold	247,901	494,208	28,112

Total Assets	57,962,630	207,257,687	62,265,490

LIABILITIES:
Accrued advisory fee	—	—	57,904
Payable to affiliate	13,834	36,618	13,284
Accrued expenses and other liabilities	26,968	31,604	1,084
Payable for shares redeemed	29,414	269,033	8,918
Payable for investment securities purchased	1,143,860	2,087,187	—

Total Liabilities	1,214,076	2,424,442	81,190

NET ASSETS:
Applicable to 1,635,991, 6,233,175 and 1,886,667 shares outstanding, respectively[1]	$56,748,554	$204,833,245	$62,184,300

Net asset value, offering and redemption price per share	$34.69	$32.86	$32.96

SOURCE OF NET ASSETS:
Paid-in capital	$32,714,033	$173,464,218	$33,119,179
Accumulated net realized gain (loss) on investments	899,736	(4,474,722)	940,946
Net unrealized appreciation of investments	23,134,785	35,843,749	28,124,175

Net Assets	$56,748,554	$204,833,245	$62,184,300

[1]	SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2003

	SGF	SMDS	SSCV
INCOME:
Dividends	$648,829	$7,103,047	$371,920
Interest	15,715	29,440	14,648

Total Income	664,544	7,132,487	386,568

EXPENSES:
Accounting/Pricing services fees	34,688	79,223	38,437
Administration services fees	35,365	80,382	39,144
Advisory fees (Note 2)	310,643	991,558	586,705
Audit fees	22,800	27,900	18,400
Custodian fees	10,091	26,607	11,276
Directors' fees	7,974	30,091	9,435
Legal fees	3,784	14,183	4,367
Miscellaneous fees	5,117	16,252	5,797
Printing and postage fees	13,249	57,060	14,949
Registration fees	21,785	31,794	22,275
Taxes other than income taxes	3,325	11,950	3,700
Transfer agent fees	62,199	218,082	60,276

Total Expenses	531,020	1,585,082	814,761

Net Investment Income (Loss)	133,524	5,547,405	(428,193)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,611,069	2,309,142	3,732,260
Net increase in unrealized appreciation on investments	12,678,283	38,017,037	16,945,568

Net gain on investments	15,289,352	40,326,179	20,677,828

Net increase in net assets resulting from operations	$15,422,876	$45,873,584	$20,249,635

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SGF		SMDS
	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/03	Year Ended 12/31/02
OPERATIONS:
Net investment income	$133,524	$222,311	$5,547,405	$4,659,569
Net realized gain (loss) on investments	2,611,069	212,761	2,309,142	(1,145,024)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	12,678,283	(11,057,995)	38,017,037	646,672

Net increase (decrease) in net assets resulting from operations	15,422,876	(10,622,923)	45,873,584	4,161,217

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.09 and $0.15 per share, respectively, for SGF, $1.26 and $1.09 per share, respectively, for SMDS)	(133,524)	(222,311)	(6,858,942)	(4,659,569)
From realized gains on investments ($1.32 and $0.23 per share, respectively, for SGF)	(1,924,093)	(345,477)	—	—
Return of capital ($0.00 and $0.00 per share, respectively, for SGF, $0.66 and $0.83 per share, respectively, for SMDS)	—	(4,330)	(3,596,648)	(3,532,919)

Total Distributions	(2,057,617)	(572,118)	(10,455,590)	(8,192,488)

CAPITAL SHARE TRANSACTIONS:[1]	5,780,513	(405,862)	35,577,371	48,160,475

Total increase (decrease) in net assets	19,145,772	(11,600,903)	70,995,365	44,129,204
NET ASSETS:
Beginning of year	37,602,782	49,203,685	133,837,880	89,708,676

End of year	$56,748,554	$37,602,782	$204,833,245	$133,837,880

	SSCV
	Year Ended 12/31/03	Year Ended 12/31/02
OPERATIONS:
Net investment loss	$(428,193)	$(323,318)
Net realized gain (loss) on investments	3,732,260	(312,522)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	16,945,568	(4,413,841)

Net increase (decrease) in net assets resulting from operations	20,249,635	(5,049,681)

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments ($1.24 and $0.01 per share, respectively, for SSCV)	(2,254,232)	(26,349)

CAPITAL SHARE TRANSACTIONS:[1]	(642,826)	5,578,122

Total increase in net assets	17,352,577	502,092
NET ASSETS:
Beginning of year	44,831,723	44,329,631

End of year	$62,184,300	$44,831,723

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	SGF
	Year Ended 12/31/03		Year Ended 12/31/02
	Shares	Value	Shares	Value
Shares issued	252,806	$8,148,354	290,225	$9,432,192
Shares reinvested from net investment income and capital gains distributions	54,991	1,792,521	17,248	496,605

	307,797	9,940,875	307,473	9,928,797
Shares redeemed net of redemption fees of ($2,976) and $13,579, respectively	(148,806)	(4,160,362)	(330,007)	(10,334,659)

Net increase (decrease)	158,991	$5,780,513	(22,534)	$(405,862)

	SMDS
	Year Ended 12/31/03		Year Ended 12/31/02
	Shares	Value	Shares	Value
Shares issued	2,199,016	$63,719,986	3,515,603	$97,684,469
Shares reinvested from net investment income	269,995	7,672,664	216,140	5,957,088

	2,469,011	71,392,650	3,731,743	103,641,557
Shares redeemed net of redemption fees of $83,684 and $239,611, respectively	(1,274,626)	(35,815,279)	(2,048,195)	(55,481,082)

Net increase	1,194,385	$35,577,371	1,683,548	$48,160,475

	SSCV
	Year Ended 12/31/03		Year Ended 12/31/02
	Shares	Value	Shares	Value
Shares issued	155,484	$4,362,120	379,147	$9,718,465
Shares reinvested from capital gains distributions	52,963	1,697,984	941	21,861

	208,447	6,060,104	380,088	9,740,326
Shares redeemed net of redemption fees of ($1,425) and $13,076, respectively	(280,987)	(6,702,930)	(172,869)	(4,162,204)

Net increase (decrease)	(72,540)	$(642,826)	207,219	$5,578,122

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Growth Fund, Inc. (“SGF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc. (the “Company”) which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to seek capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

B.  Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C.  Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $3,900,000 of which $775,000 expires in 2005, $1,835,000 expires in 2007 and $1,290,000 expires in 2010.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

D.  Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

E.  Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

The Funds impose a redemption fee of 1.50% on shares that are redeemed within one hundred and twenty days of purchase. The charge is assessed on an amount equal to the net assets value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees were returned to the assets of the Stratton Growth Fund, Stratton Monthly Dividend REIT Shares and Stratton Small-Cap Value Fund in the amounts of ($2,976), $83,684, and ($1,425), respectively, for the year ended December 31, 2003.

See Note 4. for tax character of distributions paid.

Note 2. – During the year ended December 31, 2003, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SGF—$310,643; SMDS—$991,558; SSCV—$586,705. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of  3/48 of 1% (annually  3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of  5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund’s gross performance is compared with the performance of the Russell 2000 Index (“Russell 2000”) over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the year ended December 31, 2003 caused the advisory fee to increase by $221,305.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds’ officers receive compensation from the Funds.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws.

Note 3. – Purchases and sales of investment securities, excluding short-term notes, for the year ended December 31, 2003 were as follows:

	SGF	SMDS	SSCV
Cost of purchases	$18,928,153	$75,756,990	$12,092,688
Proceeds of sales	15,086,977	38,711,331	12,974,585

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2003 and 2002 was as follows:

	SGF		SMDS		SSCV
	2003	2002	2003	2002	2003	2002
Distributions paid from:
Ordinary Income	$133,524	$222,311	$6,858,942	$4,659,569	$—	$—
Long-term capital gain	1,924,093	345,477	—	—	2,254,232	26,349

	2,057,617	567,788	6,858,942	4,659,569	2,254,232	26,349
Return of capital	—	4,330	3,596,648	3,532,919	—	—

	$2,057,617	$572,118	$10,455,590	$8,192,488	$2,254,232	$26,349

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

	SGF	SMDS	SSCV
Undistributed ordinary income	$—	$—	$—
Undistributed long-term gain	899,736	—	940,946
Unrealized appreciation	23,134,785	35,288,790	28,124,175
Capital loss carryforward	—	(3,919,763)	—

Total Accumulated Earnings	$24,034,521	$31,369,027	$29,065,121

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax recognition of gains on certain securities.

Note 5. – Federal Income Taxes

Permanent differences, incurred during the year ended December 31, 2003, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:

	SGF	SMDS	SSCV
Increase/Decrease Paid-In Capital	$5,051	$(7,908,127)	$(428,193)
Increase/Decrease Undistributed Net Investment Income	925	4,908,185	428,193
Increase/Decrease Accumulated Realized Gain/(Loss)	(5,976)	2,999,942	—

FINANCIAL HIGHLIGHTS

Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Year	$25.46	$32.81	$32.61	$29.23	$34.07

Income From Investment Operations
Net investment income	0.09	0.15	0.26	0.32	0.42
Net gains (losses) on securities (both realized and unrealized)	10.55	(7.12)	2.95	5.83	(3.52)

Total from investment operations	10.64	(6.97)	3.21	6.15	(3.10)

Less Distributions
Dividends (from net investment income)	(0.09)	(0.15)	(0.26)	(0.33)	(0.41)
Distributions (from capital gains)	(1.32)	(0.23)	(2.75)	(2.44)	(1.33)

Total distributions	(1.41)	(0.38)	(3.01)	(2.77)	(1.74)

Net Asset Value, End of Year	$34.69	$25.46	$32.81	$32.61	$29.23

Total Return	42.19%	(21.38%)	10.18%	22.05%	(9.29%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$56,749	$37,603	$49,204	$47,251	$43,865
Ratio of expenses to average net assets	1.28%	1.28%	1.21%	1.24%	1.13%
Ratio of net investment income to average net assets	0.32%	0.49%	0.80%	1.13%	1.21%
Portfolio turnover rate	38.22%	41.31%	14.27%	49.10%	39.81%

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Year	$26.56	$26.74	$23.43	$21.28	$24.78

Income From Investment Operations
Net investment income	1.26	1.09	1.39	1.45	1.55
Redemption Fees	0.01	0.05	—	—	—
Net gains (losses) on securities (both realized and unrealized)	6.95	0.60	3.84	2.62	(3.01)

Total from investment operations	8.22	1.74	5.23	4.07	(1.46)

Less Distributions
Dividends (from net investment income)	(1.26)	(1.09)	(1.39)	(1.45)	(1.55)
Distributions (in excess of net investment income)	—	—	(0.53)	(0.20)	—
Return of capital	(0.66)	(0.83)	—	(0.27)	(0.49)

Total distributions	(1.92)	(1.92)	(1.92)	(1.92)	(2.04)

Net Asset Value, End of Year	$32.86	$26.56	$26.74	$23.43	$21.28

Total Return	32.38%	6.46%	22.98%	20.10%	(6.25%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$204,833	$133,838	$89,709	$60,229	$59,413
Ratio of expenses to average net assets	1.00%	1.03%	1.09%	1.20%	1.09%
Ratio of net investment income to average net assets	6.75%	3.92%	7.80%	8.77%	6.61%
Portfolio turnover rate	25.43%	24.33%	71.16%	25.54%	13.94%

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Year	$22.88	$25.30	$23.32	$19.44	$20.11

Income From Investment Operations
Net investment income (loss)	(0.23)	(0.17)	—	0.24	0.28
Net gains (losses) on securities (both realized and unrealized)	11.55	(2.24)	2.50	4.35	(0.68)

Total from investment operations	11.32	(2.41)	2.50	4.59	(0.40)

Less Distributions
Dividends (from net investment income)	—	—	—	(0.25)	(0.27)
Distributions (from capital gains)	(1.24)	(0.01)	(0.52)	(0.44)	—
Return of capital	—	—	—	(0.02)	—

Total distributions	(1.24)	(0.01)	(0.52)	(0.71)	(0.27)

Net Asset Value, End of Year	$32.96	$22.88	$25.30	$23.32	$19.44

Total Return	49.63%	(9.51%)	10.89%	23.91%	(1.98%)
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$62,184	$44,832	$44,330	$39,600	$36,054
Ratio of expenses to average net assets	1.67%	1.68%	1.74%	0.98%	1.08%
Ratio of net investment income (loss) to average net assets	(0.88%)	(0.69%)	(0.44%)	1.15%	1.29%
Portfolio turnover rate	25.94%	17.66%	38.16%	53.21%	43.44%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, PA

January 16, 2004

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers* of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-472-4266.

Name, Address, (Age) and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

DISINTERESTED DIRECTORS
John J. Lombard, Jr. (69) Director Mellon Bank Center 1735 Market Street Suite 700 Philadelphia, PA 19103	SGF 1984 SMDS 1988 SFI 1993	Mr. Lombard is special counsel to the law firm of McCarter & English, LLP.	Three	None

Douglas J. MacMaster, Jr. (73) Director 5 Morris Road Ambler, PA 19002	Since 1997	Mr. MacMaster is a private investor.	Three	Director of Marteck Biosciences Corp. and Neose Pharmaceuticals Inc.

Merritt N. Rhoad, Jr. (74) Director 640 Bridle Road Glenside, PA 19038-2004	SGF 1972 SMDS 1989 SFI 1993	Mr. Rhoad is a private investor.	Three	None

Richard W. Stevens (70) Director 115 West Avenue, Suite 108 Jenkintown, PA 19046-2031	SGF 1972 SMDS 1989 SFI 1993	Mr. Stevens is an attorney in private practice.	Three	None

Frank Thomas (56) Director One Logan Square 18th & Cherry Sts., 27th Floor Philadelphia, PA 19103	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

INTERESTED DIRECTORS
James W. Stratton (67)[2] Chairman, Chief Executive Officer and Director 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	SGF 1972 SMDS 1980 SFI 1993	Mr. Stratton is Chairman of the Board and Chief Executive Officer of the investment advisor, Stratton Management Company.	Three	Director of Amerigas Propane Ltd. (energy), BE&K Corp. (engineering and construction), Teleflex, Inc. (diversified conglomerate) and UGI Corp., Inc. (utility-natural gas).

Lynne M. Cannon (48)[2] Director 760 Moore Road King of Prussia, PA 19406-1212	Since 1995	Ms. Cannon is a Vice President and Director of Transfer Agency Services of PFPC Inc. She was formerly Vice President of Client Services of First Data Investor Services Group, Inc.	Three	None

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Address, (Age) and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

OFFICERS WHO ARE NOT DIRECTORS

John A. Affleck, CFA (57)

President of Stratton Growth

Fund, Inc. and Vice President of

Stratton Monthly Dividend REIT

Shares, Inc. and The Stratton

Funds, Inc.
610 W. Germantown Pike
Suite 300
Plymouth Meeting, PA 19462

	SGF 2000 SMDS 2000 SFI 1993	Mr. Affleck is President and Director of the investment advisor, Stratton Management Company.	N/A	N/A

James A. Beers[2] (40)

Chief Financial Officer, President

of Stratton Monthly Dividend

REIT Shares, Inc. and Vice

President of Stratton Growth

Fund, Inc. and The Stratton

Funds, Inc.
610 W. Germantown Pike Suite 300
Plymouth Meeting, PA 19462

	SGF 1997 SMDS 2001 SFI 1997	Mr. Beers is a Vice President of the investment advisor, Stratton Management Company.	N/A	N/A

Gerald M. Van Horn, CFA (30) President of The Stratton Funds, Inc. 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	Since 2000	Mr. Van Horn is an Equity Research Analyst of the investment advisor, Stratton Management Company.	N/A	N/A

Joanne E. Kuzma (49) Vice President of Compliance for the Funds 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	Since 1995	Ms. Kuzma is the Director of Trading of the investment advisor, Stratton Management Company.	N/A	N/A

Patricia L. Sloan (50) Secretary and Treasurer of the Funds 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	SGF Sec. 1980 Treas. 1990 SMDS Sec. 1990 Treas. 1984 SFI 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	The term “officer” means president, vice president, secretary, treasurer, controller or any other officer who performs policymaking functions.
[1]	Each Director shall serve until the next annual meeting and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Any Director elected or appointed on or after June 17, 2003 will no longer be qualified to serve as a Director beginning on January 1 of the year following the year in which such Director attains age 72. Each officer is elected annually by the Directors and serves until the next annual meeting and until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.
[2]	Mr. Stratton is an “interested person” of the Funds by reason of his positions with the Advisor. Ms. Cannon is considered to be an “interested person” of the Funds by reason of her affiliation with the Funds’ administrator. Mr. Beers is related to Mr. Stratton by marriage.

SHAREHOLDER INFORMATION

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Fund will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days or less after the purchase date. This fee is retained by the funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains. In 2003, short-term trading was dramatically reduced and total redemption fees collected totaled $79,283.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV. SGF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our “Automatic Investment Plan” (the “Plan”) (See item 6 of the New Account Application). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of many major daily newspapers where the Funds are listed under Stratton Funds. The Funds’ stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement and Education Plans

Shares of Stratton Mutual Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these accounts and further details about procedures to be followed are available by calling 1-800-634-5726.

SHAREHOLDER INFORMATION (continued)

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds’ toll free number 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail

Stratton Mutual Funds

c/o PFPC Inc.

P. O. Box 9801

Providence, RI 02940

Via Overnight Courier

Stratton Mutual Funds

c/o PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, February 2004. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

DIVIDEND NOTICES

December 31, 2003

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend Received Deduction
Stratton Growth Fund, Inc.	100%
Stratton Monthly Dividend REIT Shares, Inc.	0%
Stratton Small-Cap Value Fund	0%

DIRECTORS
Lynne M. Cannon	Richard W. Stevens

John J. Lombard, Jr.	James W. Stratton

Douglas J. MacMaster, Jr.	Frank Thomas

Merritt N. Rhoad, Jr.

OFFICERS
James W. Stratton	James A. Beers	Joanne E. Kuzma
Chairman	President	Vice President
Stratton Mutual Funds	Stratton Monthly
	Dividend REIT Shares	Patricia L. Sloan
John A. Affleck, CFA		Secretary & Treasurer
President	Gerald M. Van Horn, CFA
Stratton Growth Fund	President	Brigid E. Hummel
	Stratton Small-Cap Value Fund	Assistant Secretary & Treasurer

Michelle A. Whalen
Assistant Secretary & Treasurer

INVESTMENT ADVISOR

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

TRANSFER AGENT &

DIVIDEND PAYING AGENT

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

1-800-472-4266

INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker

1818 Market Street, Suite 2400

Philadelphia, PA 19103-2108

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,300 for 2002 and $25,400 for 2003.

(b)	Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2002 and $0 for 2003.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2002 and $2,500 for 2003. These services are related to the preparation, review and filing of the registrant’s tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2002 and $0 for 2003.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable.

(c)	100%

(d)	Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%)

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2002 and $0 for 2003.

(h)	The registrant’s audit committee of the board of directors has not considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Stratton Monthly Dividend REIT Shares, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

Date	March 2, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

Date	March 2, 2004

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer (principal financial officer)

Date	March 2, 2004

*	Print the name and title of each signing officer under his or her signature.